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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 30, 1998
                Date of Report (Date of earliest event reported)





                       FIRST VIRTUAL HOLDINGS INCORPORATED
             (Exact name of registrant as specified in its charter)


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
          Delaware                           000-21751                        33-0612860
(State or other jurisdiction of      (Commission File Number)        (I.R.S. Employer Identification
       incorporation)                                                            No.)

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                         11975 El Camino Real, Suite 300
                        San Diego, California 92130-2543
                    (Address of principal executive offices)

                                 (619) 793-2700
              (Registrant's telephone number, including area code)


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ITEM 5.               OTHER EVENTS


On April 30, 1998, First Virtual Holdings Incorporated (the "Company"), SOFTBANK Holdings Inc. ("SOFTBANK") and certain of itsaffiliates have entered into a definitive agreement for the sale of 10 million shares of the Company's Common Stock at a price of $0.60 per share. The Company also agreed to issue additional shares of its Common Stock to SOFTBANK at a conversion price of approximately $0.60 per share upon the conversion of approximately $1.5 million in debt obligations of the Company which SOFTBANK has agreed to acquire, and upon conversion of shares of preferred stock of the Company which SOFTBANK has acquired an option to purchase from third parties. If the contemplated transactions are completed, SOFTBANK and its affiliates will own a majority of the Company's outstanding Common Stock and will have the ability to designate a majority of the members of the Company's Board of Directors.

The completion of the contemplated transactions is subject to satisfaction of several significant contingencies and conditions, including the approval by stockholders at the Company's annual meeting of stockholders in June 1998. First Virtual and SOFTBANK have also entered into an interim loan agreement under which the Company may request up to $1.5 million in loans from SOFTBANK upon satisfaction of certain conditions.

On May 1, 1998, the Company issued a press release relating to the execution of the definitive agreement. A copy of the press release is attached as Exhibit
99.1 and is incorporated herein by reference.

Copies of the definitive agreements entered into with SOFTBANK and its affiliates are attached as Exhibits 2.1 through 2.4 and are incorporated herein by reference.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits in accordance with Item 601 of Regulation S-K:

        Exhibits.
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
        2.1 Purchase Agreement dated April 30, 1998 among the Company, SOFTBANK Holdings Inc. and SOFTBANK Technology Ventures IV L.P.

        2.2. Loan Agreement dated April 30, 1998 among the Company and SOFTBANK Holdings Inc.

        2.3  Form of Converible Promissory Note

        2.4 Conversion Agreement dated April 30, 1998 among the Company and SOFTBANK Holdings Inc.

        99.1 Press Release dated May 1, 1998.

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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FIRST VIRTUAL HOLDINGS INCORPORATED



Dated:  May 1, 1998           By: /s/ John M. Stachowiak
                                  -----------------------
                                     John M. Stachowiak
                                     Vice President, Finance & Chief Financial
                                     Officer

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                                INDEX TO EXHIBITS

EXHIBIT                            DESCRIPTION
NUMBER
2.1 Purchase Agreement dated April 30, 1998 among the Company, SOFTBANK Holdings Inc. and SOFTBANK Technology Ventures IV L.P.
2.2 Loan Agreement dated April 30, 1998 among the Company and SOFTBANK Holdings Inc.
2.3             Form of Converible Promissory Note
2.4 Conversion Agreement dated April 30, 1998 among the Company and SOFTBANK Holdings Inc.
99.1            Press Release dated May 1, 1998.
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